UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): August 22, 2019

                      FLEXIBLE SOLUTIONS INTERNATIONAL INC.
                      -------------------------------------
             (Exact name of Registrant as specified in its charter)

         Alberta                        001-31540               71-1630889
 --------------------------        -----------------       ------------------
(State or other jurisdiction     (Commission File No.)  (IRS Identification No.)
Employer  of incorporation)

                                  6001 54 Ave.
                         Taber, Alberta, Canada T1G 1X4
                      -------------------------------------
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (250) 477-9969


                                       N/A
                      -------------------------------------
          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-14c))

Securities registered pursuant to Section 12(b) of the Act:

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     Title of each        Trading             Name of each exchange on which
     class                Symbol(s)                     registered
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     Common Stock              FSI                    NYSE American
--------------------------------------------------------------------------------

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (ss.203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ss.204.12b-2 of this chapter.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]


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ITEM 4.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On August 22, 2019 we dismissed MNP, LLP as our independent registered public accounting firm.

     During our two most recent fiscal years and the interim period preceding the date of dismissal, there were no disagreements with MNP, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to MNP, LLP's satisfaction, would have caused it to refer to the subject matter of the disagreement(s) in connection with any report it may have issued on our financial statements; and there were no "reportable events" as defined in Item 304(a)(1) of Regulation S-K of the Securities and Exchange Commission.

     On August 22, 2019 we engaged Morgan and Company as our independent registered public accounting firm. During the two most recent fiscal years, and the subsequent interim period through the date of engagement, neither we, nor anyone engaged on our behalf, consulted with Morgan and Company regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements.

     The change in our independent public accountants was approved by our Board of Directors.

     We have furnished MNP, LLP with a copy of this report and have requested that MNP, LLP provide a letter addressed to the SEC stating whether or not they agree with the statements made herein or stating the reasons in which they do not agree. The letter from MNP, LLP is filed as an exhibit to this report.


ITEM 9.01         EXHIBITS


Exhibit
Number      Name and/or Identification of Exhibit
-------------------------------------------------------------------------------

  16        Letter from MNP, LLP

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 16, 2019

                                 FLEXIBLE SOLUTIONS INTERNATIONAL INC.



                                 By: /s/ Daniel B. O'Brien
                                     --------------------------------------
                                     Daniel B. O'Brien, President and Chief
                                     Executive Officer